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                                THE MUNDER FUNDS

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Munder Future Technology Fund               Munder NetNet Fund(R)
Munder Healthcare Fund                      Munder Power Plus Fund(R)
Munder Micro-Cap Equity Fund
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                        Supplement dated October 1, 2003
                       To Prospectuses dated June 16, 2003

The following subsection is added to page S-3 of the Shareholder Guide under the heading "Policies for Purchasing Shares":

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

.. Name;
.. Date of birth (for individuals);
.. Residential or business street address (although post office boxes are still permitted for mailing); and
.. Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Effective October 1, 2003, federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Fund any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed.